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                                                               Exhibit 99.6

                              TERMINATION AGREEMENT


THIS TERMINATION AGREEMENT (THIS "TERMINATION AGREEMENT") IS MADE AND EXECUTED AS OF THE 7TH DAY OF NOVEMBER 2001, BY AND AMONG STARMEDIA NETWORK, INC., A DELAWARE CORPORATION ("STARMEDIA"), ADNET, S. DE C.V. A SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE ORGANIZED IN MEXICO ("ADNET"), GRUPO MVS, S.A., DE C. V., A SOCIEDAD ANONIMA DE CAPITAL VARIABLE ORGANIZED IN MEXICO ("MVS"), HARRY MOLLER PUBLICIDAD, S.A. DE C.V., A SOCIEDAD ANONIMA DE CAPITAL VARIABLE ORGANIZED IN MEXICO (THE "MOLLER GROUP") (THE MVS GROUP AND THE MOLLER GROUP, TOGETHER, THE "STOCKHOLDERS"), AND WALTHER MOLLER, AN INDIVIDUAL RESIDENT OF MEXICO CITY, MEXICO ("MOLLER"). CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE DEFINITION SET FORTH IN THAT CERTAIN STOCK PURCHASE AGREEMENT BY AND AMONG STARMEDIA, MVS, AND MOLLER GROUP DATED AS OF JANUARY 31, 2000, AS AMENDED BY THOSE CERTAIN LETTER AGREEMENTS DATED FEBRUARY 11, 2000 AND MARCH 29, 2000 (AS SO AMENDED, THE "STOCK PURCHASE AGREEMENT"). STARMEDIA, ADNET, MVS, THE MOLLER GROUP AND MOLLER MAY HEREIN BE REFERRED TO BELOW AS THE "PARTIES" (PLURALLY) OR ANY OF THEM AS A "PARTY" (SINGULARLY).

                                    RECITALS:

          A. Whereas, StarMedia, Adnet and the Stockholders entered into the Stock Purchase Agreement;

          B. Whereas, pursuant to the Stock Purchase Agreement, at the Closing on April 6, 2000 StarMedia purchased all the capital stock of Adnet from the Stockholders and paid $5,000,000 in cash and issued to the Stockholders 469,577 shares of StarMedia Common Stock (the "Closing Shares");

          C. Whereas at the Closing, (a) Adnet and Walther Moller entered into that certain Employment Agreement dated as of April 6, 2000 (the "Moller Employment Agreement"), (b) Adnet and MVS entered into that certain Advertising Services Agreement dated as of April 6, 2000 (the "MVS Advertising Agreement"), (c) Adnet and Moller Group entered into that certain Services Agreement dated as of April 6, 2000 (the "Moller Services Agreement"), and (d) StarMedia and MVS entered into that certain Advertising Services Agreement dated as of April 6, 2000 (the "StarMedia/MVS Advertising Agreement");

          D. Whereas, pursuant to the earnout calculation and payment provisions contained in Sections 2.6 and 2.7 of the Stock Purchase Agreement, since the Closing, StarMedia has issued to the Stockholders an aggregate of 948,367 shares of StarMedia Common


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               Stock as additional earnout payments with respect to revenues generated by Adnet during the period from the Closing to September 30, 2000 (the "Past Earnout Shares"); and

          E. Whereas, StarMedia and the Stockholders each desire to settle all current earnout payment obligations of StarMedia to the Stockholders, to terminate any future obligations of StarMedia to make additional earnout payments under the Stock Purchase Agreement, and to terminate the Moller Employment Agreement, MVS Advertising Agreement, the Moller Services Agreement, and the StarMedia/MVS Advertising Agreement under the terms set forth in this Termination Agreement;

         NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



         PAYMENTS; COVENANTS.

         1.1 Within five business days following the date hereof, StarMedia shall issue and deliver to the Stockholders 8,000,000 shares of Common Stock (the "Final Earnout Shares") in full satisfaction of StarMedia's obligations under Sections 2.5 through 2.12, inclusive, of the Stock Purchase Agreement; PROVIDED HOWEVER, that 400,000 of the Final Earnout Shares (the "Escrow Shares") shall instead be delivered to a mutually-agreeable U.S. national bank (pursuant to an escrow agreement to be prepared by StarMedia) to act as escrow agent (the "Escrow Agent"), which shall hold the Escrow Shares until March 21, 2002, to secure the Stockholders' and Moller's obligations under this Termination Agreement. The Final Earnout Shares shall be deemed issued pursuant to Sections
2.7 and 2.8 of the Stock Purchase Agreement, and, except as modified pursuant to
Section 1.2 below, shall be subject to the restrictions and covenants applicable to shares issued pursuant to the Stock Purchase Agreement; PROVIDED HOWEVER, that the Final Earnout Shares shall not be subject to the one-year restriction on resale contained in Section 2.9(b)(ii) of the Stock Purchase Agreement. Further, the Stockholders covenant and agree that they shall not sell more than
(a) 1,000,000 of the Final Earnout Shares during any 14 day period or (b) in any single trading day, more than 20% of the average trading volume in StarMedia common stock for the immediately preceding five trading days.

         1.2 For a period of 12 months after the date hereof, StarMedia shall, and shall use reasonable efforts to cause its officers to, and Moller and each of the Stockholders shall, and shall use reasonable efforts to cause their respective officers, directors, managers and principal

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employees to, provide prompt assistance as requested by StarMedia or any
Stockholder, in any review of StarMedia's or Adnet's historical operations.



         AMENDMENTS TO STOCK PURCHASE AGREEMENT.

         2.1 The Stock Purchase Agreement is hereby amended by terminating all obligations of the parties to the Stock Purchase Agreement accruing after the date hereof under each of the following sections: Sections 2.5, 2.6, 2.7, 2.8, 2.10, 2.11 and 2.12 (collectively, the "Earnout Sections"). It is hereby acknowledged and agreed that each of the parties shall be deemed to have satisfied in full their respective obligations under the Earnout Sections accrued through the date hereof. All other provisions of the Stock Purchase Agreement shall remain in full force and effect in accordance with their terms, provided, however, that StarMedia and the Stockholders acknowledge and agree that each has satisfied all their obligations accrued to date under the Stock Purchase Agreement and, except as otherwise provided hereunder and except for any Non-Release Matters, upon the execution of the transactions described in
Section 1.1 hereinabove, effective May 6, 2002 all pending matters, accounts, interest and obligations between them shall be finally and definitively settled. On or prior to May 6, 2002, StarMedia shall prepare and deliver to the Stockholders a list of any matters, or description of relevant facts, relating to potential claims or liabilities that StarMedia reasonably believes relates to acts or omissions of the Stockholders or Moller (the "Non-Release Matters").

         2.2 With the exception of any claim relating to the execution of this Termination Agreement, and except for any Non-Release Matters, effective May 6, 2002 StarMedia and the Stockholders each disclaim and expressly waive forever any rights, actions, demands or claims of any nature that any of them may have, now or in the future, which have accrued to date against the other(s), and StarMedia and the Stockholders each commit not to assert against any of the other(s) any right of whatever nature accrued to date under the Stock Purchase Agreement, or any other written or oral agreements made between them in connection therewith.

         TERMINATION OF CERTAIN AGREEEMENTS.

         3.1 Adnet and Moller hereby terminate the Moller Employment Agreement as of the date hereof, which termination shall be deemed for all purposes to be a mutually agreed upon termination.


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         3.2 Adnet and MVS hereby terminate the MVS Advertising Agreement as of the date hereof.

         3.3 Adnet and Moller Group hereby terminate the Moller Services Agreement as of the date hereof.

         3.4 StarMedia and MVS hereby terminate the StarMedia/MVS Advertising Agreement as of the date hereof.

         3.5. Except for any Non-Release Matters, effective May 6, 2002 the parties acknowledge and agree that all pending matters, accounts and interest between them shall be finally and definitively settled and, accordingly, all the agreements referred to in Sections 3.1, 3.2, 3.3 and 3.4 above (the "ANCILLARY AGREEMENTS") as well as any outstanding account, bill, invoice, debt, service and/or obligation of any of the parties in connection with any such Ancillary Agreements, shall be and are hereby definitively and completely canceled and terminated without any further legal or conventional effect or binding force on the parties and without any further responsibility, obligation for or liability to any of the parties.

         3.6 Except for any Non-Release Matters, effective May 6, 2002 all the parties disclaim and expressly waive forever any rights, actions, demands or claims of any nature that any of them may have, now or in the future, against any of the other parties in connection with the Ancillary Agreements and all the parties commit not to assert against any of the other parties any right of whatever nature in connection with the Ancillary Agreements, or any other written or oral agreements made between any of the parties in connection with any of such Ancillary Agreements, or in connection with any account, bill, invoice, debt, service and/or obligation of any of them relating thereto.



         MISCELLANEOUS.

         4.1  GOVERNING LAW.

         This Termination Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York, applied without giving effect to any conflicts of law principles.

         4.2  CAPTIONS.

         The captions or headings in this Termination Agreement are made for convenience and

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general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Termination Agreement.

         4.3  SEVERABILITY.

         The provisions of this Termination Agreement shall be deemed severable and if any portion shall be held invalid, illegal or unenforceable for any reason, the remainder of this Termination Agreement shall be effective and binding upon the parties.

         4.4  ENTIRE AGREEMENT.

         The Stock Purchase Agreement, as amended by this Termination Agreement, contains the entire agreement of the parties hereto with respect to the subject matter contained therein and supersedes any and all prior or contemporaneous negotiations, understandings or agreements between the parties hereto, written or oral, with respect to the transactions contemplated hereby. This Termination Agreement may not be changed or terminated orally, but may only be changed by an agreement in writing signed by all parties hereto.

         4.5  NO RULE OF CONSTRUCTION.

         The parties acknowledge that this Termination Agreement was initially prepared by StarMedia solely as a convenience and that all parties hereto and their counsel have read and fully negotiated all the language used in this Termination Agreement. The parties acknowledge and agree that because all parties hereto and their counsel participated in negotiating and drafting this Termination Agreement, no rule of construction shall apply to this Termination Agreement which construes any language, whether ambiguous, unclear or otherwise, in favor of, or against any party by reason of that party's role in drafting this Termination Agreement.

         4.6  NO OMISSION.

         There has been no omission of material fact by any of the parties in connection with this Termination Agreement, the Stock Purchase Agreement and the Ancillary Agreements.

         4.7  COUNTERPARTS.

         This Termination Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts shall, together, constitute and be one and the same instrument.

         4.8  BINDING EFFECT.

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         This Termination Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their successors, and permitted assigns. Subject to the foregoing sentence, no person not a party hereto shall have any right under or by virtue of this Termination Agreement.



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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Termination Agreement on the day and year first above written.


                                      StarMedia Network, Inc.


                                      By: /s/ Enrique Narciso
                                          -----------------------------------
                                      Name:  Enrique Narciso
                                      Title: President & CEO

                                      Harry Moller Publicidad, S.A. de C.V.


                                      By: /s/ Walther Moller
                                          -----------------------------------
                                      Name: Walther Moller
                                      Title: President

                                      Adnet, S. de R.L. de C.V.


                                      By: /s/ Walther Moller
                                          ------------------------------------
                                      Name:  Walther Moller
                                      Title: General Manager

                                      Grupo MVS, S.A., de C. V.


                                      By: /s/ Adrian Vargas
                                          ------------------------------------
                                      Name:  Adrian Vargas
                                      Title: President, NYS Telecom


                                                  /s/ Walther Moller
         Witness:_______________________      ------------------------------
                                                       Walther Moller